Earnings Results Fourth Quarter 2021 January 27, 2022

Safe Harbor Statement your Partner • Choice • Bank | 2 This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward- looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

your Partner • Choice • Bank | 3 Introduction

Franchise Footprint your Partner • Choice • Bank | 4

Equity Information your Partner • Choice • Bank | 5(1) Retrospectively adjusted for 10% stock dividend payouts on February 22, 2016 and January 15, 2017 As of January 25, 2021 Ticker PCB Market Cap $341.2 million Price Per Share $22.94 52 Week Range $11.21 - $24.58 Dividend Yield (Dividend Payout Ratio) 2.62% (16.54% 1Q21-4Q21) Number of Shares 14,873,725 $ 0 .0 2 5 $ 0 .0 2 5 $ 0 .0 2 5 $ 0 .0 2 7 $ 0 .0 2 7 $ 0 .0 2 7 $ 0 .0 2 7 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 3 0 $ 0 .0 5 0 $ 0 .0 6 0 $ 0 .0 6 0 $ 0 .0 8 0 $ 0 .1 0 0 $ 0 .1 0 0 $ 0 .1 0 0 $ 0 .1 0 0 $ 0 .1 0 0 $ 0 .1 0 0 $ 0 .1 2 0 $ 0 .1 2 0 $ 0 .1 5 0 0.000 0.020 0.040 0.060 0.080 0.100 0.120 0.140 0.160 0.180 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 67% 20% Historical Quarterly Cash Dividend Per Share (1) (1) 33% 25% Stock Repurchase Announced on April 8, 2021 a repurchase program for the repurchase of up to 5% of outstanding stock, which represented 775,000 shares, through September 7, 2021. Repurchased and retired 680,269 shares of common stock under this program. 20% 25%

Historical Performance your Partner • Choice • Bank | 6 $1.19 $1.34 $1.45 $1.58 $1.73 0.000 0.200 0.400 0.600 0.800 1.000 1.200 1.400 1.600 1.800 2.000 2017 2018 2019 2020 2021 Held-For-Investment Loans ($bn) $1.25 $1.44 $1.48 $1.59 $1.87 0.000 0.200 0.400 0.600 0.800 1.000 1.200 1.400 1.600 1.800 2.000 2017 2018 2019 2020 2021 Deposits ($bn) $16.4 $24.3 $24.1 $16.2 $40.1 0.000 5.000 10.000 15.000 20.000 25.000 30.000 35.000 40.000 45.000 2017 2018 2019 2020 2021 Net Income ($mm) $1.21 $1.65 $1.49 $1.04 $2.62 0.000 0.500 1.000 1.500 2.000 2.500 3.000 2017 2018 2019 2020 2021 Diluted Earnings Per Share CAGR +9.8% CAGR +10.5%

Historical Performance your Partner • Choice • Bank | 7 1.22% 1.53% 1.40% 0.84% 1.96% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2017 2018 2019 2020 2021 Return on Average Assets 12.00% 14.26% 10.88% 7.08% 16.52% 0.000 0.020 0.040 0.060 0.080 0.100 0.120 0.140 0.160 0.180 2017 2018 2019 2020 2021 Return on Average Equity 52.0% 52.8% 52.3% 53.5% 45.2% 0.000 0.100 0.200 0.300 0.400 0.500 0.600 2017 2018 2019 2020 2021 Efficiency Ratio 4.22% 4.23% 4.11% 3.53% 3.83% 0.000 0.005 0.010 0.015 0.020 0.025 0.030 0.035 0.040 0.045 2017 2018 2019 2020 2021 Net Interest Margin

COVID-19 Update your Partner • Choice • Bank | 8 As of December 31, 2021 o SBA PPP Loans • 354 loans with aggregated carrying value of $65.3 million • Forgiveness: 2,438 loans for $181.8 million o Loan Modification Related to COVID-19 • No outstanding modifications since September 30, 2021 o Allowance for Loan Losses • Established 1.29% of loans held-for-investment (1.34%(1) excluding SBA PPP loans) o Liquidity • Maintained cash and cash equivalents of $203.3 million, or 9.5% of total assets • Maintained available borrowing capacity of $610.4 million, or 28.4% of total assets o Capital • Bank’s Tier 1 leverage capital ratio of 11.85% and CET 1 capital ratio of 14.48% (1) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measures.

your Partner • Choice • Bank | 9 Recent Financial Performance

4Q21 Highlights

($ in thousands except per share data)	As of or For the Quarter Ended 12/31/21	09/30/21	12/31/20
Income Statement Summary:			
Interest Income	$ 20,995	$ 21,168	$ 19,508
Interest Expense	900	941	2,101
Net Interest Income	20,095	20,227	17,407
Noninterest Income	4,838	5,588	4,524
Noninterest Expense	11,168	11,232	11,550
Provision for Loan Losses	(1,462)	(1,053)	2,142
Pretax Income	15,227	15,636	8,239
Income Tax Expense	4,551	4,613	2,452
Net Income	10,676	11,023	5,787
Diluted Earnings Per Share ("EPS")	$ 0.70	$ 0.73	$ 0.38
Selected Balance Sheet Items:			
Loans held-for-investment ("HFI")	$ 1,732,205	$ 1,707,878	$ 1,583,578
Loans held-for-sale ("HFS")	37,026	29,020	1,979
Total Deposits	1,867,134	1,832,666	1,594,851
Total Assets	2,149,735	2,104,699	1,922,853
Shareholders' Equity	256,286	247,598	233,788
Key Metrics:			
Book Value ("BV") Per Share	$ 17.24	$ 16.68	$ 15.19
Return on Average Assets ("ROAA") (1)	2.01%	2.11%	1.19%
Return on Average Equity ("ROAE") (1)	16.84%	17.98%	9.92%
Net Interest Margin ("NIM")	3.87%	3.93%	3.64%
Efficiency Ratio	44.79%	43.51%	52.67%

- Recorded a reversal for loan losses of $1.5 million in 4Q21 primarily due to a decrease in qualitative adjustment factor allocations related to economic implications of the COVID-19 pandemic
- Allowance for loan losses to HFI loans ratio was 1.29% at 12/31/21 compared with 1.39% at 09/30/21 . Excluding PPP loans, the ratio(2) was 1.34% and 1.48% at 12/31/21 and 09/30/21, respectively
- Declared cash dividend of $0.12 per share in 4Q21
- SBA PPP loans totaled $65.3 million (354 loans), net of deferred fees and costs
- No loans with modifications related to the COVID-19 pandemic
- Purchased bank-owned life insurance of $29.3 million

(1) Annualized.
(2) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See "Non-GAAP Measures" for reconciliation of this measure to its most comparable GAAP measures.

your Partner • Choice • Bank | 10

Commercial Property - Owner Occupied 31% Commercial Property - Non-Owner Occupied 41% Commercial and Industrial 11% SBA PPP 4% Residential Property 12% Other Consumer 1% HFI Loan Composition Loan Overview your Partner • Choice • Bank | 11 $957 $956 $1,002 $1,023 $1,062 $1,136 $1,189 $1,244 $244 $218 $206 $205 $193 $184 $194 $192$227 $224 $213 $198 $191 $197 $202 $209 $23 $22 $22 $22 $21 $22 $21 $22 $134 $136 $136 $219 $181 $102 $65 $1,451 $1,554 $1,579 $1,584 $1,686 $1,720 $1,708 $1,732 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 HFI Loan Trend Commercial Property Commercial and Industrial Residential Property Other Consumer SBA PPP ($ in millions) December 31, 2021 YoY +9.4% $587 $590 $619 $629 $636 $679 $706 $733 249% 247% 257% 256% 251% 269% 270% 270% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 300.0 350.0 400.0 450.0 500.0 550.0 600.0 650.0 700.0 750.0 800.0 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Commercial Real Estate(1) Loan Trend CRE Loans % to the Bank's Total Risk-Based Capital ($ in millions) (1) Per regulatory definitions in the Commercial Real Estate (“CRE”) Concentration Guidance

Fixed (WA Rate: 4.44%) 26% Variable (WA Rate: 3.95%) 44% Hybrid (WA Rate: 4.16%) 30% Interest Rate Mix(2) $29 $21 $52 $32 $49 $17 $25 $19 $19 $19 $22 $24 $23 $85 $93 $69 $57 $25 $53 $45 $51 $105 $105 $97 5.20% 4.15% 4.14% 3.94% 4.02% 3.90% 3.95% 4.01% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.0 50.0 100.0 150.0 200.0 250.0 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 New Production(1),(2) by Rate Type Fixed Hybrid Variable WA Rate Loan Interest Rate Mix your Partner • Choice • Bank | 12(1) Total commitment basis (2) Excluding SBA PPP loans. December 31, 2021($ in millions) 22% 24% 25% 25% 27% 26% 25% 26% 23% 23% 23% 23% 22% 25% 28% 30% 55% 53% 52% 52% 51% 49% 47% 44% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Interest Rate Mix Trend(2) Fixed Hybrid Variable

PCB BANCORP

Loan Yield Analysis

Loan Repricing Schedule as of December 31, 2021

($ in thousands)	HFI Loans, Excl. SBA PPP Carrying Value	HFI Loans, Excl. SBA PPP Rate [1]	SBA PPP Loans Carrying Value	SBA PPP Loans Rate [1]	HFS Loans Carrying Value	HFS Loans Rate [1]	Total Loans [2] Carrying Value	Total Loans [2] Rate [1]
Less Than 3 Months	$ 668,969	3.94%	$ 0		$ 37,026	4.45%	$ 705,995	3.97%
3 to 12 Months	60,455	3.99%	5,158	1.00%	0		65,613	3.75%
1 to 3 Years	318,234	4.93%	0		0		318,234	4.93%
3 to 5 Years	550,322	3.96%	60,171	1.00%	0		610,493	3.67%
More than 5 Years	68,896	3.90%	0		0		68,896	3.90%
Total	**$ 1,666,876**	**4.14%**	**$ 65,329**	**1.00%**	**$ 37,026**	**4.45%**	**$ 1,769,231**	**4.03%**

Breakout of Interest and Fee Income on Loans

($ in thousands)	Total Loans [2], Excl. SBA PPP Amount	Total Loans [2], Excl. SBA PPP Yield	SBA PPP Loans Amount	SBA PPP Loans Yield	Total Loans [2] Amount	Total Loans [2] Yield
4Q21						
Average Carrying Value	**$ 1,672,238**		**$ 86,183**		**$ 1,758,421**	
Interest on Loans	$ 17,895	4.25%	$ 219	1.01%	$ 18,114	4.09%
Fee (Cost)	30	0.01%	1,320	6.08%	1,350	0.30%
Prepayment Penalty & Late Charges	84	0.02%	0		84	0.02%
Discount (Premium)	815	0.19%	0		815	0.18%
Total Interest & Fees	**$ 18,823**	**4.47%**	**$ 1,540**	**7.09%**	**$ 20,363**	**4.59%**
YTD 2021						
Average Carrying Value	**$ 1,552,030**		**$ 150,043**		**$ 1,702,073**	
Interest on Loans	$ 68,034	4.38%	1,521	1.01%	69,555	4.09%
Fee (Cost)	216	0.01%	5,380	3.59%	5,596	0.33%
Prepayment Penalty & Late Charges	500	0.03%	0		500	0.03%
Discount (Premium)	3,504	0.23%	0		3,504	0.21%
Total Interest & Fees	**$ 72,254**	**4.66%**	**$ 6,901**	**4.60%**	**$ 79,155**	**4.65%**

(1) Weighted-average contractual rate
(2) Include both HFI & HFS loans

your Partner • Choice • Bank | **13**

SBA PPP Loans your Partner • Choice • Bank | 14 Unpaid Principal Balance (“UPB”) Remaining ($ in thousands) # of Loans Carrying Value 2-Year Maturity 5-Year Maturity Deferred Fee Funded in 2020 $50K or Under 10 $ 344 $ 282 $ 67 $ 5 Between $50K and $150K 10 846 761 96 11 Between $150K and $350K 4 696 545 155 4 Between $350K and $2MM 1 398 397 0 1 $2MM or More 1 3,185 3,187 0 1 Total 26 $ 5,469 $ 5,172 $ 318 $ 22 Summary of SBA PPP loans as of December 31, 2021: Funded in 2021 $50K or Under 135 $ 2,571 $ 0 $ 2,725 $ 154 Between $50K and $150K 55 4,862 0 4,998 135 Between $150K and $350K 87 19,013 0 19,591 578 Between $350K and $2MM 51 33,414 0 34,035 621 $2MM or More 0 0 0 0 0 Total 328 $ 59,860 $ 0 $ 61,349 $ 1,488

Loan Modification your Partner • Choice • Bank | 15 Migration of loans with modifications related to the COVID-19 pandemic: From December 31, 2020 to September 30, 2021 (1) ($ in thousands) Dec-20 Early Termination Expired Re- Modification New Modification Modification Type Change Amortization Sep-21 Commercial property Payment deferment (2) $ 9,688 $ 0 (8,983) 8,983 $ 0 (8,983) (705) $ 0 Interest only payment 14,444 0 (24,960) 2,846 0 8,983 (1,313) 0 SBA property 4,192 (2,576) (1,627) 0 0 0 11 0 Commercial term Payment deferment (1) 2,462 0 (2,461) 2,461 0 (2,461) (1) 0 Interest only payment 3,065 0 (5,869) 417 0 2,461 (74) 0 SBA commercial term 1,841 (1,338) (513) 0 0 0 10 0 Residential property 425 0 (1,100) 328 349 0 (2) 0 Total $ 36,117 $ (3,914) $ (45,513) $ 15,035 $ 349 $ 0 $ (2,074) $ 0 HFI loans $ 1,583,578 SBA PPP loans 135,654 HFI loans, excluding SBA PPP loans $ 1,447,826 Total modified loans to HFI loans, excluding SBA PPP loans 2.5% (1) No outstanding modifications since September 30, 2021 (2) Payment deferment of both principal and interest

Loan Concentration your Partner • Choice • Bank | 16 Real Estate Loans – Commercial By Property Type as of December 31, 2021 ($ in thousands) Carrying Value % to Total LTV(1) Industrial $ 265,875 21.5% 51.4% Retail (More Than 50%) 216,450 17.4% 49.8% Mixed Use 144,281 11.6% 48.2% Gas Station 80,912 6.5% 55.0% Motel / Hotel 81,059 6.5% 50.3% Office 78,839 6.3% 54.7% Apartments 75,753 6.1% 49.0% Medical 63,311 5.1% 51.3% Auto (Sales, Repair, etc.) 42,042 3.4% 58.0% Car Wash 39,209 3.2% 56.4% Golf Course 28,657 2.3% 48.1% Spa, Sauna, & Other Self-Care 26,617 2.1% 55.3% Condominium - Commercial 17,939 1.4% 50.1% Church 17,803 1.4% 47.4% Supermarket 8,920 0.7% 63.1% Construction 8,252 0.7% 50.6% Others 47,837 3.8% 48.8% Total $ 1,243,756 100.0% 51.3% Real Estate Loans – Residential as of December 31, 2021 (1) Collateral value at origination ($ in thousands) Carrying Value LTV(1) FICO Residential Property $ 209,485 57.6% 758

Loan Concentration your Partner • Choice • Bank | 17 Commercial and Industrial Loans – By Industry Type as of December 31, 2021 Total, Excluding SBA PPP Loans SBA PPP Loans ($ in thousands) Carrying Value % to Total Carrying Value % to Total General Manufacturing & Wholesale Trade $ 71,469 37.3% $ 16,763 25.7% Food Services 26,085 13.6% 21,749 33.3% Retail Trade 23,739 12.4% 4,518 6.9% Real Estate Related 20,768 10.8% 3,456 5.3% Professional, Scientific, & Technical Services 15,540 8.1% 2,779 4.3% Other Services 7,717 4.0% 5,366 8.2% Transportation & Warehousing 6,636 3.5% 2,277 3.5% Health Care & Social Assistance 5,470 2.8% 741 1.1% Finance & Insurance 5,406 2.8% 1,247 1.9% Entertainment & Recreation 5,058 2.6% 1,070 1.6% All Other 4,126 2.1% 5,363 8.2% Total $ 192,014 100.0% $ 65,329 100.0%

Loan Concentration your Partner • Choice • Bank | 18 Geographic Concentration as of December 31, 2021 Real Estate - Commercial Real Estate – Residential Commercial & Industrial, Excluding SBA PPP SBA PPP ($ in thousands) Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total California $ 1,017,156 81.7% $ 207,470 99.0% $ 160,405 83.5% $ 50,275 76.9% Texas 56,347 4.5% 0 1,004 0.5% 996 1.5% New Jersey 36,863 3.0% 2,015 1.0% 14,448 7.5% 3,907 6.0% New York 44,366 3.6% 0 6,572 3.4% 4,714 7.2% Washington 37,272 3.0% 0 2,668 1.4% 149 0.2% Nevada 17,275 1.4% 0 813 0.4% 2,039 3.1% Georgia 4,378 0.4% 0 807 0.4% 1,987 3.0% Illinois 5,826 0.5% 0 1,124 0.6% 0 0.0% Colorado 4,212 0.3% 0 658 0.3% 23 0.1% Virginia 3,284 0.3% 0 117 0.1% 0 0.0% Maryland 2,004 0.2% 0 1,122 0.6% 26 0.1% Oregon 2,364 0.2% 0 118 0.1% 393 0.6% Pennsylvania 2,732 0.2% 0 17 0.1% 0 0.0% Other States 9,677 0.7% 0 2,141 1.1% 820 1.3% Total $ 1,243,756 100.0% $ 209,485 100.0% $ 192,014 100.0% $ 65,329 100.0%

Credit Quality your Partner • Choice • Bank | 19 $4.5 $4.8 $4.0 $4.6 $3.8 $1.4 $1.1 $1.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Non-Performing Assets (“NPAs”) 0.25% 0.24% 0.20% 0.24% 0.19% 0.07% 0.05% 0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 NPAs to Total Assets 1.15% 1.30% 1.55% 1.67% 1.51% 1.45% 1.39% 1.29% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Allowance(1) to HFI Loans 1.83% (2) 408% 453% 683% 838% 1746% 1721% 2133% 2252% 0.00% 500.00% 1000.00% 1500.00% 2000.00% 2500.00% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Allowance(1) to Non-Performing Loans (1) Allowance for Loan Losses (2) This adjusted allowance to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measures. ($ in millions) 1.43% (2) 1.70% (2) 1.74% (2) 1.62% (2) 1.34% (2) 1.48% (2)

Credit Quality vs. Peers(1) your Partner • Choice • Bank | 20 0.83% 0.70% 0.59% 0.48% 0.45% 0.21% 0.09% 0.08% 0.06% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% Shinhan America Hope Peer Woori America Hanmi USM CBB Open PCB NPAs / (Total Loans + OREO)(2) 1.45% 1.23% 0.56% 0.24% 0.13% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Hope Hanmi CBB PCB Open Classified Assets to Total Assets(3) (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) Source: Press release concerning financial performance December 31, 2021 Peer Data as of September 30, 2021 December 31, 2021 Peer Data as of September 30, 2021

Deposit Overview your Partner • Choice • Bank | 21 $1,126 $1,305 $1,298 $1,246 $1,422 $1,459 $1,505 $1,510 76% 79% 79% 78% 81% 81% 82% 81% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 500 700 900 1,100 1,300 1,500 1,700 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Core Deposits(1) Core Deposits % to Total Deposits Noninterest DDA 44% Retail Other Interest- Bearing 23% Retail Time Deposits 23% State and Brokered Deposits 10% Deposit Composition (1) Core Deposits are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Non-GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure. $394 $551 $576 $538 $716 $796 $833 $830 $364 $369 $378 $384 $412 $392 $410 $423$539 $518 $479 $468 $443 $445 $425 $429 $5 $37 $32 $25 $18 $0 $0 $0 $175 $172 $182 $180 $165 $165 $165 $185 $1,477 $1,647 $1,647 $1,595 $1,754 $1,798 $1,833 $1,867 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Deposit Trend Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits Internet Time Deposits State and Brokered Deposits YoY +17.1% ($ in millions) ($ in millions) December 31, 2021

Maturity Schedule your Partner • Choice • Bank | 22 Time Deposits as of December 31, 2021 Retail Time Deposits State and Brokered Time Deposits Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 160,096 0.48% $ 140,000 0.06% $ 300,096 0.28% 3 to 6 Months 107,987 0.42% 10,000 0.08% 117,987 0.39% 6 to 9 Months 76,401 0.43% 0 76,401 0.43% 9 to 12 Months 73,529 0.41% 35,000 0.24% 108,529 0.35% More than 12 Months 11,212 1.41% 0 11,212 1.41% Total $ 429,225 0.47% $ 185,000 0.10% $ 614,225 0.36% FHLB Advances as of December 31, 2021 FHLB Advances ($ in thousands) Amount WA Rate Less Than 3 Months $ 0 3 to 6 Months 10,000 2.07% 6 to 9 Months 0 9 to 12 Months 0 More than 12 Months 0 Total $ 10,000 2.07%

Profitability your Partner • Choice • Bank | 23 $3.6 $3.4 $3.4 $5.8 $8.6 $9.8 $11.0 $10.7 $8.0 $8.6 $9.2 $10.4 $11.0 $13.0 $14.6 $13.8 -1.0 1.0 3.0 5.0 7.0 9.0 11.0 13.0 15.0 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Net Income PTPP 0.81% 0.69% 0.69% 1.19% 1.75% 1.96% 2.11% 2.01% 1.82% 1.76% 1.85% 2.13% 2.25% 2.58% 2.79% 2.59% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 ROAA Adjusted ROAA $0.23 $0.22 $0.22 $0.38 $0.55 $0.64 $0.73 $0.70 $0.51 $0.56 $0.60 $0.67 $0.71 $0.85 $0.97 $0.91 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Diluted EPS Adjusted Diluted EPS 6.35% 5.98% 5.98% 9.92% 14.66% 16.49% 17.98% 16.84% 14.28% 15.25% 16.02% 17.79% 18.85% 21.79% 23.79% 21.72% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 ROAE Adjusted ROAE ($ in millions) Net Income & PTPP(1) Income Diluted EPS & Adjusted Diluted EPS(1) ROAA & Adjusted ROAA(1) ROAE & Adjusted ROAE(1) (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measure.

Noninterest Income your Partner • Choice • Bank | 24 $11.7 $27.1 $8.6 $42.4 $10.9 $34.1 $45.0 $36.8 9.0% 7.5% 10.7% 10.5% 12.0% 12.2% 10.8% 10.0% 6.0% 5.3% 8.0% 7.5% 10.9% 11.6% 9.5% 9.1% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% -5.0 5.0 15.0 25.0 35.0 45.0 55.0 65.0 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 SBA Loan Sale Trend SBA Loan Sold $ Premium % Gain % ($ in millions) ($ in millions) $30.0 $10.7 $40.1 $25.3 $17.7 $53.0 $71.4 $52.3 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 SBA 7(a) Loan Production (1) $1.3 $1.4 $1.5 $1.0 $1.5 $1.2 $1.3 $1.4 $0.7 $1.5 $0.8 $3.5 $1.3 $4.0 $4.3 $3.4 36% 51% 36% 77% 46% 77% 76% 70% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Noninterest Income Trend All Other Income Gain % to Total (1) Total commitment basis ($ in millions) Gain on Sale of Loans

Noninterest Expense your Partner • Choice • Bank | 25 $6.6 $5.8 $6.4 $7.4 $6.2 $7.1 $7.6 $7.1 $4.0 $3.9 $3.5 $4.2 $3.5 $4.0 $3.6 $4.1 2.39% 1.98% 1.99% 2.38% 1.95% 2.21% 2.17% 2.12% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Noninterest Expense Trend Compensation All Other Expenses % to Average Total Assets 56.8% 53.0% 51.7% 52.7% 46.8% 46.1% 43.5% 44.8% 64.1% 61.2% 60.4% 60.4% 58.5% 59.4% 59.2% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Efficiency Ratio(2) PCB Peer Average 259 251 252 246 246 248 249 247 235 240 245 250 255 260 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Number of FTE(3) Employees (1) (1) Annualized (2) Source: Peer $1 to $3 billion per UBPR (3) Full-time equivalent ($ in millions)

Net Interest Margin your Partner • Choice • Bank | 26 5.64% 4.73% 4.81% 4.73% 4.63% 4.63% 4.75% 4.59% 3.85% 3.22% 3.43% 3.64% 3.70% 3.83% 3.93% 3.87% 1.77% 1.17% 0.92% 0.73% 0.52% 0.40% 0.37% 0.35% 1.34% 0.85% 0.63% 0.49% 0.34% 0.24% 0.21% 0.19% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Yield & Cost(1) Loan Yield NIM Cost of Int-Bearing Liab Cost of Funds (1) Annualized

Capital Ratios & BV Per Share your Partner • Choice • Bank | 27 11.85% 14.48% 14.48% 15.73% 5.00% 6.50% 8.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Bank Regulatory Capital Ratios Actual Minimum Requirement For Well-Capitalized $14.58 $14.78 $14.91 $15.19 $15.53 $16.09 $16.68 $17.24 13.00 13.50 14.00 14.50 15.00 15.50 16.00 16.50 17.00 17.50 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Book Value Per Share December 31, 2021 12.45% 11.24% 11.35% 12.16% 11.72% 11.60% 11.76% 11.92% 10.60% 10.80% 11.00% 11.20% 11.40% 11.60% 11.80% 12.00% 12.20% 12.40% 12.60% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Total Equity to Total Assets (1) (1) The Company did not have any intangible equity components for the presented periods.

Non-GAAP Measures your Partner • Choice • Bank | 28 Adjusted Allowance to HFI Loans Ratio Adjusted allowance to HFI loans ratio is a non-GAAP measure that we use to enhance comparability to prior periods and provide supplemental information regarding the Company’s credit trends. We calculate adjusted allowance to HFI loan ratio as allowance divided by loans held-for-investment excluding SBA PPP loans. The SBA launched the PPP to provide a direct incentive for small businesses to keep their workers on the payroll in response to the COVID-19 pandemic. The SBA guarantees 100% of the PPP loans made to eligible borrowers, and the loans are eligible to be forgiven if certain conditions are met, at which point the SBA will make payments to the Bank for the forgiven amounts. The SBA guarantee on PPP loans cannot be separated from the loan and therefore is not a separate unit of account. The Company considered the SBA guarantee in the allowance for loan losses evaluation and determined that it is not required to reserve an allowance on SBA PPP loans. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. Pre-Tax Pre-Provision Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently

Non-GAAP Measures your Partner • Choice • Bank | 29 The following table reconciles adjusted allowance to HFI loans ratio to its most comparable GAAP measure: ($ in thousands) 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 HFI Loans $ 1,451,038 $ 1,553,589 $ 1,578,804 $ 1,583,578 $ 1,685,916 $ 1,719,656 $ 1,707,878 $ 1,732,205 Less: SBA PPP Loans 0 (133,675) (136,418) (135,654) (218,709) (181,019) (101,901) (65,329) HFI Loans, Excluding SBA PPP Loans $ 1,451,038 $ 1,419,914 $ 1,442,386 $ 1,447,924 $ 1,467,207 $ 1,538,637 $ 1,605,977 $ 1,666,876 Allowance $ 16,674 $ 20,248 $ 24,546 $ 26,510 $ 25,514 $ 24,889 $ 23,807 $ 22,381 Allowance to HFI Loans Ratio 1.15% 1.30% 1.55% 1.67% 1.51% 1.45% 1.39% 1.29% Adjusted Allowance to HFI Loans Ratio 1.15% 1.43% 1.70% 1.83% 1.74% 1.62% 1.48% 1.34%

Non-GAAP Measures your Partner • Choice • Bank | 30 The following table reconciles core deposits to total deposits to its most comparable GAAP measure: ($ in thousands) 03/31/20 06/30/20 09/30/20 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 Total Deposits $ 1,477,442 $ 1,646,930 $ 1,647,107 $ 1,594,851 $ 1,753,772 $ 1,797,648 $ 1,832,666 $ 1,867,134 Less: Time Deposits Greater Than $250K (266,970) (260,180) (257,208) (268,683) (266,845) (273,401) (263,127) (272,269) Less: Brokered Deposits (84,506) (82,010) (92,001) (80,002) (65,004) (65,004) (65,004) (85,001) Core Deposits $ 1,125,966 $ 1,304,740 $ 1,297,898 $ 1,246,166 $ 1,421,923 $ 1,459,243 $ 1,504,535 $ 1,509,864 Core Deposits to Total Deposits 76.2% 79.2% 78.8% 78.1% 81.1% 81.2% 82.1% 80.9%

PCB BANCORP

Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21
Net Income	(a)	$ 3,572	$ 3,367	$ 3,449	$ 5,787	$ 8,560	$ 9,844	$ 11,023	$ 10,676
Add: Provision (Reversal) for Loan Losses		2,896	3,855	4,326	2,142	(1,147)	(934)	(1,053)	(1,462)
Add: Income Tax Provision		1,557	1,363	1,464	2,452	3,594	4,098	4,613	4,551
PTPP Income (Non-GAAP)	(b)	$ 8,025	$ 8,585	$ 9,239	$ 10,381	$ 11,007	$ 13,008	$ 14,583	$ 13,765
Average Total Assets	(c)	$ 1,770,785	$ 1,956,464	$ 1,991,614	$ 1,939,326	$ 1,987,217	$ 2,018,789	$ 2,070,365	$ 2,111,834
ROAA [(1)]	(a)/(c)	0.81%	0.69%	0.69%	1.19%	1.75%	1.96%	2.11%	2.01%
Adjusted ROAA (Non-GAAP)[(1)]	(b)/(c)	1.82%	1.76%	1.85%	2.13%	2.25%	2.58%	2.79%	2.59%
Average Total Shareholders' Equity	(d)	$ 226,086	$ 226,454	$ 229,463	$ 232,156	$ 236,790	$ 239,448	$ 243,185	$ 251,477
ROAE [(1)]	(a)/(d)	6.35%	5.98%	5.98%	9.92%	14.66%	16.49%	17.98%	16.84%
Adjusted ROAE (Non-GAAP)[(1)]	(b)/(d)	14.28%	15.25%	16.02%	17.79%	18.85%	21.79%	23.79%	21.72%
Net Income		$ 3,572	$ 3,367	$ 3,449	$ 5,787	$ 8,560	$ 9,844	$ 11,023	$ 10,676
Less: Income Allocated to Participating Securities		(9)	(8)	(8)	(11)	(33)	(41)	(43)	(40)
Net Income Allocated to Common Stock	(e)	3,563	3,359	3,441	5,776	8,527	9,803	10,980	10,636
Add: Provision for Loan Losses		2,896	3,855	4,326	2,142	(1,147)	(934)	(1,053)	(1,462)
Add: Income Tax Provision		1,557	1,363	1,464	2,452	3,594	4,098	4,613	4,551
PTPP Income Allocated to Common Stock	(f)	$ 8,016	$ 8,577	$ 9,231	$ 10,370	$ 10,974	$ 12,967	$ 14,540	$ 13,725
WA common shares outstanding, diluted	(g)	15,700,144	15,373,655	15,377,531	15,392,355	15,533,608	15,309,873	15,031,558	15,093,351
Diluted EPS	(e)/(g)	$ 0.23	$ 0.22	$ 0.22	$ 0.38	$ 0.55	$ 0.64	$ 0.73	$ 0.70
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.51	$ 0.56	$ 0.60	$ 0.67	$ 0.71	$ 0.85	$ 0.97	$ 0.91

(1) Annualized.

your Partner • Choice • Bank | **31**